Other Liabilities, Provisions, Contingencies and Commitments - Other Current Financial Liabilities (Detail) $ in Millions, $ in Millions	Dec. 31, 2017 MXN ($)	Dec. 31, 2017 USD ($)	[1]	Dec. 31, 2016 MXN ($)
Disclosure of financial liabilities [abstract]
Sundry creditors	$ 9,116			$ 7,244
Derivative financial instruments (see Note 20)	3,947			264
Others	16			75
Total	$ 13,079	$ 666		$ 7,583

[1]	Convenience translation to U.S. dollars ($) - See Note 2.2.3